Assets Held for Sale	6 Months Ended
Jun. 30, 2023
Assets Held for Sale [Abstract]
Assets Held for Sale	Assets Held for Sale
Assets held for sale at June 30, 2023 and December 31, 2022 were $69.3 million and $0.0 million, respectively.
During June 2023, the Company’s Board of Directors authorized the Company to sell its three NG2500X vessels. As a result of this decision, the Company classified its NG2500X fleet as held for sale at June 30, 2023 and recorded a write down on assets held for sale of $49.3 million.
During July 2023, the Company entered into an agreement with an unaffiliated third party to sell the Seajacks Hydra, Seajacks Leviathan and the Seajacks Kraken for approximately $70.0 million in aggregate. Delivery of the vessels are expected to take place before the end of 2023. The sale is expected to provide net cash proceeds of approximately $56.8 million after the repayment of amounts due on the term loan tranche under the $175.0 million Credit Facility and related selling costs.